UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 3, 2024

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange
3.519% Notes due February 8, 2031	BDX31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01. Regulation FD Disclosure.

On June 3, 2024, Becton, Dickinson and Company ("BD"), a leading global medical technology company, issued a press release announcing a definitive agreement under which BD will acquire Edwards Lifesciences' Critical Care product group ("Critical Care"), a global leader in advanced monitoring solutions, for $4.2 billion in cash. A copy of the press release is furnished hereto as Exhibit 99.1.

A slide presentation regarding the transaction is available on the News & Events page of BD’s investor website at https://investors.bd.com/news-events and is furnished hereto as Exhibit 99.2.

The information in this Item 7.01, including the exhibits furnished hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward Looking Statements

This report contains certain forward-looking statements (as defined under Federal securities laws). Forward looking statements generally are accompanied by words such as "will", "expect", or similar words, phrases or expressions. These forward-looking statements include statements regarding the estimated or anticipated future results of BD and anticipated benefits of the proposed acquisition of Critical Care, the expected timing of completion of the transaction, future growth in Critical Care’s relevant market segments, and other statements that are not historical facts. These statements are based on the current expectations of BD management and are subject to a number of risks and uncertainties regarding Critical Care’s business and the proposed acquisition, and actual results may differ materially from any anticipated results described, implied or projected in any forward-looking statement. These risks and uncertainties include, but are not limited to, the ability of the parties to successfully close the proposed acquisition, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; risks relating to the integration of Critical Care’s operations, products and employees into BD and the time and resources required to do so and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; the loss of key senior management or other associates; competitive factors, including the development of new technologies by other companies and pricing and market share pressures; changes in healthcare or other governmental regulation; risks relating to the ability to maintain favorable supplier arrangements and relationships; changes in regional, national or foreign economic conditions, as well as other factors discussed in BD's filings with the Securities Exchange Commission. BD does not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99.1     Press release dated June 3, 2024, which is furnished pursuant to Item 7.01.
Exhibit 99.2    Presentation, dated June 3, 2024, which is furnished pursuant to Item 7.01.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: June 3, 2024